UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2012

CAMPUS CREST COMMUNITIES, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34872	27-2481988
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

2100 Rexford Road

Suite 414

Charlotte, NC 28211

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (704) 496-2500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 30, 2012, Campus Crest Communities, Inc. issued a press release announcing its results of operations for the three and nine months ended September 30, 2012. A copy of such press release is furnished as Exhibit 99.1 to this report. That press release referred to certain supplemental information that is available on the company’s website at http://investors.campuscrest.com/.

The information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated October 30, 2012, issued by Campus Crest Communities, Inc. providing the results of operations for the three and nine months ended September 30, 2012

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

By:	/s/ Donald L. Bobbitt, Jr.
Donald L. Bobbitt, Jr.
Executive Vice President, Chief Financial Officer and Secretary

Dated: October 30, 2012

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated October 30, 2012, issued by Campus Crest Communities, Inc. providing the results of operations for the three and nine months ended September 30, 2012